SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 18, 2004

MAYTAG CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-655	42-0401785
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

403 West Fourth Street North, Newton Iowa	50208
(Address of Principal Executive Offices)	(Zip Code)

(641) 792-7000

Registrant’s telephone number, including area code

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

(a) Following the annual review by the Company’s Compensation Committee of equity compensation of executive officers, on November 12, 2004 (i) the Company entered into Stock Option Award Agreements with the following executive officers of the Company, Ralph F. Hake, George C. Moore, Roger K. Scholten, Mark W. Krivoruchka, Steven J. Klyn and Roy A. Rumbough, pursuant to which stock options were awarded to each of them under the Maytag 2002 Employee and Director Stock Incentive Plan (the “Plan”), and (ii) the Company entered into Performance Unit Award Agreements with such executive officers of the Company pursuant to which performance units were awarded to each of them under the Plan. A copy of the form of Stock Option Award Agreement entered into with each such person is filed as Exhibit 1.01(A), and a copy of the form of Performance Unit Award Agreement entered into with each such person is filed as Exhibit 1.01(B). The Company expects that future awards of stock options and performance units under the Plan will be documented using such forms.

Item 3.03 Material Modification to Rights of Security Holders.

(a) The Company and Harris Trust And Savings Bank, as Rights Agent (the “Rights Agent”) entered into an Amendment to Rights Agreement, dated as of November 15, 2004 (the “Amendment”), amending Section 7(a) of the Agreement, dated as of February 12, 1998, between the Company and the Rights Agent (the “Rights Agreement”) to cause the preferred share purchase rights issued pursuant to the Rights Agreement (the “Rights”) to expire as of December 31, 2005 and the combined capital and surplus requirements applicable to a successor rights agent under the Rights Agreement to be reduced from $50 million to $10 million. The Company also accepted the resignation of Harris Trust and Savings Bank as Rights Agent and appointed Computershare Investor Services, LLC as successor Rights Agent. A copy of the Amendment is filed as Exhibit 4.01 and is incorporated herein by reference. The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the Amendment.

(b) Not applicable.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) Effective August 12, 2004, the Company (i) amended Bylaw 29(c) to delete the provision making the President of the Company an ex-officio member of all standing committees of the Board of Directors, and (ii) repealed Bylaw 47 which had contained an out-dated description of the Company’s fiscal year. A copy of the Maytag Corporation Bylaws as so amended is filed as Exhibit 5.03.

Item 9.01 Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Exhibits

Exhibit No.	Description
1.01(A)	Form of Stock Option Award Agreement

1.01(B)	Form of Performance Unit Award Agreement

4.01	Amendment to Rights Agreement, dated as of November 15, 2004, between the Company and the Rights Agent.

5.03	Bylaws as revised as of August 12, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 18, 2004

MAYTAG CORPORATION

By:	/s/ George C. Moore
Name:	George C. Moore
Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
1.01(A)	Form of Stock Option Award Agreement

1.01(B)	Form of Performance Unit Award Agreement

4.01	Amendment to Rights Agreement, dated as of November 15, 2004, between Maytag Corporation and Harris Trust And Savings Bank, as Rights Agent (incorporated by reference to Exhibit 4.01 to Form 8A/A filed by Maytag Corporation on November 17, 2004).

5.03	Bylaws as revised as of August 12, 2004.